Financial Instruments - Assets And Liabilities Measured At Fair Value On Recurring Basis (Details) - Recurring basis - Fair Value - Interest rate swap contracts - USD ($) $ in Thousands	Jun. 30, 2016	Dec. 31, 2015
Assets
Fair value of assets	$ 24	$ 138
Liabilities
Fair value of liabilities	2,395	4,538
Significant Other Observable Inputs (Level 2)
Assets
Fair value of assets	24	138
Liabilities
Fair value of liabilities	$ 2,395	$ 4,538